Fidelity Private Credit Fund

FACTSHEET AUGUST 2026

Fidelity Private Credit Fund (“the Fund”) provides individual investors with access to private credit through a business development company (BDC). The Fund offers monthly dividends and seeks attractive, risk-adjusted total returns consisting of current income and capital appreciation. The Fund’s investment approach emphasizes first lien senior secured loans with financing structures that contain appropriate covenants.

Growth of $100K* & Total Net Return (Class I)[1]



Aug-26
$138K
$150K
$140K
$130K
$120K
$110K
$100K
$90K
Feb-23
May-23
Aug-23
Nov-23
Feb-24
May-24
Aug-24
Nov-24
Feb-25
May-25
Aug-25
Nov-25
Feb-26
May-26
Aug-26

	1 Month	3 Month	YTD	1 Year	3 Year	Since Inception	Dist. Rate / Yield**
Fidelity Private Credit Fund	**0.49%**	**1.27%**	**4.29%**	**6.30%**	**9.31%**	**9.75%**	**9.31%**
Broadly Syndicated Loans	0.93%	1.81%	3.07%	4.79%	7.29%	8.15%	7.11%
High Yield Bonds	0.99%	0.94%	2.60%	4.78%	8.42%	8.93%	7.23%
US Corporate Bonds	0.40%	-1.00%	-0.16%	2.05%	5.19%	4.73%	5.50%

Fund Snapshot

(Class I)
as of 8/31/2026

9.31%
Distribution rate[2]

9.75%
Total return since inception

$2.6B
Total assets

$24.62
NAV per share

98.6%
% floating rate assets[3]

0.9x
Fund leverage[4]

Potential Benefits of the Fidelity Private Credit Fund

A BDC offers investors a way to access the direct lending ecosystem:

- **Monthly Income****: floating rate loans have the potential to generate attractive income through contractual interest payments, paid out to investors monthly
- **Private Market Access:** low minimums and eligibility requirements, and flexible fees for individual investors
- **Transparency:** regular, public corporation-style holdings disclosures and monthly asset pricing
- **Liquidity Features****: offering quarterly redemption options up to 5% of Fund's net assets
- **Simplified Taxes:** 1099 tax reporting provides less complexity than standard private market funds



Monthly Income
Private Market Access
Fidelity Private Credit Fund
Transparency
Liquidity Features
Simplified Taxes

* The chart illustrates a hypothetical $100,000 investment made in the Fund, Class I, and 3 other asset classes since the fund’s inception date 3/13/2023 through 08/31/2026. Additional asset classes are represented by the following indexes: High Yield— ICE BofA US HY; Broadly Syndicated Loans— S&P/LSTA Leveraged Loan Index; US IG Corporate— Barclays ICE BofA US Corp.Not intended to imply future performance of the Fund or any investment in an index. **Past performance is no guarantee of future results.** ** Monthly distributions are not guaranteed and are subject to Board approval. Quarterly liquidity of up to 5.0% of fund shares at NAV at quarter end.
For eligible investor use only.

Fidelity Private Credit Fund

FACTSHEET AUGUST 2026

Investment Approach

- Invests primarily in U.S. middle-market companies with durable business models, strong cash flow generation, and attractive growth potential.
- Sources opportunities through longstanding relationships with leading private equity sponsors, providing access to differentiated direct lending investments.
- Focuses on leading direct lending transactions and investing primarily in first-lien senior secured loans positioned at the top of the capital structure (see graphic).
- Our investment team leverages Fidelity's scale, proprietary information, and market experience to conduct rigorous bottom-up underwriting to enhance portfolio returns for the Fund.



Fidelity
Direct Lending
Focus
First
Priority of Payments
Last
Senior
Secured
Debt
Unsecured &
Junior Capital
Common
Equity
Lower
Level of Risk
Higher

Portfolio Construction

as of 8/31/2026

Industry Diversification[5]

Top 10 Industries shown; diversified across 42 industries



Health care services
15.0%
Diversified support services
7.6%
Application software
6.6%
Packaged foods & meats
6.3%
Specialized consumer services
5.8%
Paper & plastic packing products & materials
5.6%
Aerospace & defense
4.0%
Electrical components & equipment
3.5%
Life sciences tools & services
3.2%
Trading companies & distributors
3.1%

Portfolio Snapshot

Private Credit

98%

% first lien loans[6]

93%

Lead lender[7]

$17 MM

Median EBITDA[8]

38%

Median loan-to-value[9]

Holdings Concentration[5]

	% of Portfolio
Top 1	1.7%
Top 5	8.2%
Top 10	15.4%
Top 25	34.7%

For eligible investor use only.

Fidelity Private Credit Fund

FACTSHEET AUGUST 2026

Total Net Return (%)

		1 Month	3 Month	YTD	1 Year	3 Year	Since Inception*
Class I		0.49%	1.27%	4.29%	6.30%	9.31%	9.75%
Class S	No upfront placement fee	0.42%	1.06%	3.70%	5.40%	-	8.07%
	With upfront placement fee	(3.09%)	(2.48%)	0.07%	1.71%	-	6.72%
Class D	No upfront placement fee	0.47%	1.21%	4.11%	6.03%	-	8.74%
	With upfront placement fee	(1.03%)	(0.31%)	2.55%	4.44%	-	8.16%

Monthly Total Net Return (%)

		JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC
Class I	2026	0.92%	0.67%	0.11%	0.60%	0.65%	0.12%	0.65%	0.49%				
	2025	1.11%	0.52%	0.08%	-0.20%	1.49%	0.77%	0.62%	0.85%	0.31%	0.62%	0.12%	0.86%
	2024	0.86%	1.24%	0.30%	1.07%	1.05%	0.69%	0.66%	0.53%	0.95%	1.19%	1.19%	0.74%
	2023	-	-	1.26%	0.63%	0.66%	1.14%	0.83%	1.11%	1.32%	0.92%	0.93%	1.81%
Class S (No upfront placement fee)	2026	0.85%	0.60%	0.04%	0.52%	0.58%	0.05%	0.58%	0.42%				
	2025	1.03%	0.45%	-0.07%	-0.27%	1.42%	0.70%	0.55%	0.78%	0.24%	0.55%	0.05%	0.79%
	2024	0.79%	1.17%	0.22%	1.00%	0.98%	0.62%	0.58%	0.46%	0.88%	1.12%	1.12%	0.67%
	2023	-	-	-	-	-	-	-	-	-	-	0.85%	1.74%
Class D (No upfront placement fee)	2026	0.90%	0.65%	0.09%	0.57%	0.63%	0.10%	0.63%	0.47%				
	2025	1.08%	0.50%	0.06%	-0.22%	1.47%	0.75%	0.60%	0.83%	0.29%	0.60%	0.10%	0.84%
	2024	0.84%	1.22%	0.27%	1.05%	1.03%	0.67%	0.64%	0.51%	0.93%	1.17%	1.17%	0.72%
	2023	-	-	-	-	-	-	-	-	-	-	0.90%	1.79%

As of 08/31/2026. **Current performance may be higher or lower than that quoted. Visit fidcredit.com for most recent month-end performance. Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold.** Total Net Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. Returns exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. The returns have been prepared using unaudited data and valuations of the underlying investments in the Fund which are estimates of fair value and form the basis for the Fund's NAV. The Adviser reimbursed or waived a portion of the Fund's expenses. Absent such reimbursement/waiver, returns would have been lower. *Inception dates: Class I – 3/13/2023; Class S; 11/1/2023 Class D; 11/1/2023.

Experienced Portfolio Management Team

Supported by dedicated 40+ person investment team



David Gaito, CFA
Head of Direct Lending
27 yrs. industry experience



Therese Icuss
Co-Portfolio Manager
21 yrs. industry experience



Jeff Scott
Co-Portfolio Manager
27 yrs. industry experience

For eligible investor use only.

Fidelity Private Credit Fund

FACTSHEET AUGUST 2026

Fund Structure	Public, non-listed, perpetually offered business development company (BDC).
Subscriptions	Monthly at NAV (fully funded) accepted on the first business day of each month with 5 business days advanced notification.
Distributions	• Monthly distributions. • Not guaranteed and subject to Board approval.
Liquidity	• Intends to make quarterly repurchases of up to 5.0% of fund shares at NAV at quarter end. • Shares not held for at least 12 months and tendered for repurchase are subject to repurchase at 98% at NAV. • Not guaranteed and subject to Board approval. The share repurchase program may be modified, suspended or terminated at the Board's discretion.
Management Fee	• 1.25% on net (vs. gross) assets.
Incentive Fee	• 12.5% of net investment income subject to a 5.0% annualized hurdle with a catch-up, and paid quarterly in arrears. • 12.5% of cumulative realized gains net of realized and unrealized losses paid.
Additional Fees (Class S & D Only)	• Certain financial intermediaries may directly charge you transaction or other fees up to a 3.50% cap on NAV for Class S shares and a 1.50% cap on NAV for Class D shares, as it states in the Prospectus, and a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV. • The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

	Class I	Class S	Class D
		Only available through certain non-Fidelity financial intermediaries	
Minimum Investment	$25,000[10]	$2,500	$2,500
Upfront Placement Fee	None	Up to 3.5%	Up to 1.5%
Maximum Early Repurchase Deduction[11]	2.00%	2.00%	2.00%
Total Annual Expenses[12]	7.92%	8.78%	8.17%
Total Annual Expenses (After expense limitation)[13]	7.75%	8.61%	8.00%

Fees and Expenses shown are as of the Fund's current Prospectus.

For more information, contact your Fidelity representative or visit **fidcredit.com**

ENDNOTES

1. Return figures shown reflect monthly returns and include reinvestment of dividends and capital gains but do not reflect the effect of any applicable sales charges or redemption fees, which would lower these figures. **Past performance is no guarantee of future results.**

2. Annualized distribution rate is calculated by annualizing the current declared distribution and dividing by the last reported monthly net asset value. We cannot guarantee that we will make distributions. Distributions have been and may in the future be funded through sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and we have no limits on the amounts we may pay from such sources. Please see the Important Information section for more details.

For eligible investor use only.

3. Percent floating rate assets represents portion of total assets that are floating rate loans. 4.Fund leverage is calculated as debt outstanding divided by total net assets. 5. Data represents weighted average of all active investments across Fidelity Private Credit Fund. 6. Represents portion of total assets that are 1st lien senior secured loans. 7. Represents percent of private credit loans where Fidelity is the lead or co-lead lender. 8. EBITDA reflects the median at close for the Fund’s private credit commitments. Past performance is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money. 9. Loan-to-value reflects the median through the Fidelity tranche at close for the Fund’s private credit commitments. 10. The Managing Dealer has waived or reduced from $1,000,000 for certain categories of investors. 11. Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year may be subject to a fee of 2.0% of such NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders 12. Total annual expense amount includes 5.74% interest payment on borrowed funds. We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 82% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 7.22%. These figures are based on our use of leverage averaged over the period ended December 31, 2025. Our ability to incur leverage depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market. 13. We have entered into the Expense Limitation Agreement with the Adviser pursuant to which the Adviser is obligated to pay on a monthly basis “Other Operating Expense” (each, a “Required Expense Payment”) effective as of May 1, 2025, to the effect that such expenses do not exceed 0.70% (on an annualized basis) of the Fund’s average net assets. In consideration of the Adviser’s agreement to make Expense Payments at any time during a fiscal year and to the extent that expenses fall below the Expense Limitation, the Adviser reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the fiscal year up to, but not in excess of, the Expense Limitation. The Chartered Financial Analyst (CFA) designation is offered by the CFA Institute. To obtain the CFA charter, candidates must pass three exams demonstrating their competence, integrity, and extensive knowledge in accounting, ethical and professional standards, economics, portfolio management, and security analysis, and must also have at least 4,000 hours of qualifying work experience completed in a minimum of 36 months, among other requirements. CFA® is a trademark owned by CFA Institute. "Fidelity Investments" and/or "Fidelity" refers collectively to FMR LLC, a U.S. company, and its subsidiaries, including but not limited to Fidelity Management & Research Company LLC (FMR) and Fidelity Diversifying Solutions (FDS).   Third-party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or its affiliated companies. This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please read this information carefully. Speak with your relationship manager if you have any questions. Unless otherwise expressly disclosed to you in writing, the information provided in this material is for educational purposes only. Any viewpoints expressed by Fidelity are not intended to be used as a primary basis for your investment decisions and are based on facts and circumstances at the point in time they are made and are not particular to you. Accordingly, nothing in this material constitutes impartial investment advice or advice in a fiduciary capacity, as defined or under the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code of 1986, both as amended. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in this material because they have a financial interest in the products or services and may receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. Before making any investment decisions, you should take into account all of the particular facts and circumstances of your or your client's individual situation and reach out to an investment professional, if applicable. Performance Past performance is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money. Distributions We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and we have no limits on the amounts we may pay from such sources. See the Fund's prospectus. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. The Fund will post notices regarding distributions subject to Section 19(a) of the investment Company Act of 1940, if applicable. ENDNOTES CONTINUED For eligible investor use only. Important Information:

Risk Factors Investing in our Common Shares involves a high degree of risk. Investors should review the offering documents, including the description of risk factors contained in the Fund's Prospectus (the "Prospectus"), prior to making a decision to invest in the securities described herein. The Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, conflicts of interest and regulatory and tax matters. Any decision to invest in the securities described herein should be made after reviewing such Prospectus, conducting such investigations as the investor deems necessary and consulting the investor's own legal, accounting, and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the Fund. • We have a limited operating history and there is no assurance that we will achieve our investment objective. • An investment in our Common Shares may not be appropriate for all investors and is not designed to be a complete investment program. • This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them. • You should not expect to be able to sell your shares regardless of how we perform. • You should consider that you may not have access to the money you invest for an extended period of time. • We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop. • Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. • You should purchase these securities only if you can afford a complete loss of your investment. • We have commenced a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. • An investment in our Common Shares is not suitable for you if you need access to the money you invest. • We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. We believe the likelihood that we pay distributions from sources other than cash flows from operations will be higher in the early stages of the offering. • Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, which may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser, or its affiliates will reduce future distributions to which you would otherwise be entitled. • We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. • We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors. • We invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be illiquid and difficult to value.” These materials contain statements that are “forward-looking statements,” which are based on certain assumptions of future events. Fidelity does not assume any duty to update any forward-looking statement. Actual events may differ from those assumed. There can be no assurance that forward-looking statements, including any projected returns, will materialize or that actual market conditions and/or performance results will not be materially different or worse than those presented. Certain data and other information in this presentation have been supplied by outside sources and are believed to be reliable and current. Fidelity cannot verify the accuracy of information from outside sources, and potential investors should be aware that such information is subject to change without notice. Fidelity Diversifying Solutions LLC ("FDS") is the investment manager of Fidelity's direct lending strategies, and is a registered investment adviser, commodity pool operator, and commodity trading advisor. FDS is an indirect, wholly owned subsidiary of FMR LLC.   Direct Lending capabilities presented here may be presented by Fidelity Distributors Company LLC or Fidelity Brokerage Services, LLC, Member NYSE, SIPC, each a non-exclusive, affiliated financial intermediary, or by FIL Limited, all of which are compensated for such services.   © 2026 FMR LLC. All Rights Reserved   eReview# 1198016.11.0 Important Information Continued: For eligible investor use only.